UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2023

PepperLime Health Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40915	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

548 Market Street, Suite 97425 San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

(415) 263-9939

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PEPLU	The Nasdaq Stock Market LLC

Class A ordinary shares	PEPL	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PEPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 24, 2023, the Company issued an aggregate of 3,258,999 shares of its Class A ordinary shares (“Class A Shares”) to PepperOne LLC, the Company’s sponsor (the “Sponsor”) and a holder of the Company’s Class B ordinary shares (“Class B Shares”), upon the conversion of an equal number of Class B Shares (the “Conversion”). The 3,258,999 Class A Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for the Company’s initial public offering.

Following the Conversion, there were 4,072,859 Class A Shares and 991,001 Class B Shares issued and outstanding. As a result of the Conversion, the Sponsor holds approximately 80.0% of the Company’s outstanding Class A Shares. The issuance of the 3,258,999 Class A Shares has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Special Meeting of shareholders held by PepperLime Health Acquisition Corporation (the “Company”) on August 22, 2023, 433,061 Class A Shares were tendered for redemption. As a result, approximately $4.6 million (approximately $10.69 per share) will be withdrawn from the Company’s trust account to pay holders of such redeemed shares. After the redemptions, approximately $8.7 million will remain in the Company’s trust account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepperLime Health Acquisition Corporation

Dated: August 28, 2023	By:	/s/ Ramzi Haidamus
Name: Ramzi Haidamus
Title: Chief Executive Officer